SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[_]  Definitive Additional Materials            Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     ss.240.14a-11(c) or ss.240.14a-12

                              Horizon Telcom, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                                     [LOGO]
                                     HORIZON
                                     TELCOM

                                 April 21, 2004

To the Stockholders of Horizon Telcom, Inc.:

I am pleased to invite you to attend our annual stockholders meeting to be held at 3:00 P.M. (E.D.T.) on Wednesday, May 19, 2004, at the offices of Horizon Technology, Inc., 1410 Industrial Drive, Gateway Industrial Park, Chillicothe, Ohio 45601. A map is enclosed. We hope you will attend. This is your opportunity to hear up-to-date reports and ask questions. As always, refreshments will be provided.

Included with this letter are copies of our 2003 Annual Report to Stockholders, Form 10-K for the year ended December 31, 2003, a notice of the annual stockholders meeting, and a proxy statement. Holders of shares of Class A common stock will also receive a form of proxy.

We look forward to seeing you on May 19th.

Sincerely yours,

/s/ Robert McKell

Robert McKell
Chairman

                            ------------------------

                              HORIZON TELCOM, INC.

                            ------------------------

                                     [LOGO]
                                     HORIZON
                                     TELCOM

                               68 East Main Street
                          Chillicothe, Ohio 45601-0480

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 2004

To the Stockholders of Horizon Telcom, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HORIZON TELCOM, INC. ("Horizon") will be held at the offices of Horizon Technology, Inc., 1410 Industrial Drive, Gateway Industrial Park, Chillicothe, Ohio 45601 on May 19, 2004 at 3:00 p.m. (E.D.T.), for the following purposes:

      1.    To elect ten (10) directors.

      2. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

      The proxy statement dated April 21, 2004 is attached. Only record holders of shares ("Horizon Class A Shares") of Horizon's Class A common stock will be eligible to vote at the annual meeting. Horizon's Class B common stock is non-voting. This material is provided for the information of all stockholders. The record date for determining the record holders of Horizon Class A Shares entitled to notice of the annual meeting is April 20, 2004. The record date for determining the record holders of Horizon Class A Shares entitled to vote at the annual meeting is May 18, 2004.

      The vote of the holders of Horizon Class A Shares is very important. If you are a holder of Horizon Class A Shares, Horizon encourages you to read the attached proxy statement and submit your proxy as soon as possible, regardless of whether you plan to attend the annual meeting. For specific instructions on how to vote Horizon Class A Shares, please refer to the section contained in the attached proxy statement entitled "Questions and Answers" and the instructions on the enclosed proxy.

                                    By Order of the Board of Directors:

                                    /s/ JACK E. THOMPSON

                                    JACK E. THOMPSON
                                    Secretary
Date: April 21, 2004

      Copies of Horizon's Annual Report to Stockholders and Form 10-K for the year ended December 31, 2003 containing financial statements are enclosed.

      This notice of annual meeting, the attached proxy statement and form of proxy are being distributed to stockholders on or about April 21, 2004.

                                     [LOGO]
                                     HORIZON
                                     TELCOM

                               68 East Main Street
                          Chillicothe, Ohio 45601-0480

                                 PROXY STATEMENT

                                 April 21, 2004

                 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING

Q:    Why am I receiving these materials?

A: The Board of Directors (the "Board") of Horizon Telcom, Inc., an Ohio corporation ("Horizon"), is providing these proxy materials for you in connection with Horizon's annual meeting of stockholders, which will take place on May 19, 2004. As a stockholder, you are invited to attend the annual meeting. If you are a holder of shares ("Horizon Class A Shares") of Horizon Class A common stock, you are entitled to, and requested to vote on, the items of business described in this proxy statement. Horizon's Class B common stock is non-voting.

Q:    What information is contained in this proxy statement?

A: The information included in this proxy statement relates to a proposal to be voted on at the annual meeting, the voting process, the compensation of directors and certain other required information.

Q:    How may I obtain Horizon's Form 10-K?

A: A copy of our 2003 Form 10-K is enclosed. However, except as specifically incorporated by reference, the provisions of the 2003 Form 10-K do not form a part of the attached proxy statement.

      Stockholders may request another free copy of Horizon's 2003 Form 10-K from:

      Horizon Telcom, Inc.
      68 East Main Street
      Chillicothe, Ohio  45601-0480
      Attn:  Ms. Betty Uhrig

      Horizon   will  also  furnish  any  exhibit  to  the  2003  Form  10-K  if specifically requested.

      Our 2003 Form 10-K is also available on the following Internet website maintained by the Securities and Exchange Commission: http://www.sec.gov

Q:    What items of business will be voted on at the annual meeting?

A: The election of directors is the item of business scheduled to be voted on at the annual meeting. We will also consider other business that properly comes before the annual meeting.

Q:    How does the Board recommend that holders of Horizon Class A Shares vote?

A: The Board recommends that holders of Horizon Class A Shares vote their shares "FOR" each of the nominees to the Board.

Q:    Which Horizon Class A Shares can be voted?

A: Each Horizon Class A Share issued and outstanding as of the close of business on April 20, 2004 (the "Record Date"), is entitled to vote on all items being voted upon at the annual meeting. Each Holder of Horizon Class A Shares may vote all shares owned as of this time, including (i) Horizon Class A Shares held directly in such holder's name as the "stockholder of record" and (ii) Horizon Class A Shares held for such holder as the "beneficial owner" through a broker, trustee or other nominee (such as a bank). On the Record Date, we had 99,726 Horizon Class A Shares issued and outstanding, excluding treasury stock held by Horizon, which is not entitled to vote.

Q: What is the difference between holding Horizon Class A Shares as a stockholder of record and as a beneficial owner?

A: As summarized below, there are some distinctions between Horizon Class A Shares held of record and those owned beneficially.

      Stockholder of Record

      If your Horizon Class A Shares are registered directly in your name with Horizon's transfer agent, National City Bank of Ohio, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Horizon. As the stockholder of record, you have the right to grant your voting proxy directly to Horizon or to vote in person at the annual meeting. Horizon has enclosed or sent a proxy card for you to use.

      Beneficial Owner

      If your Horizon Class A Shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

      Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your Horizon Class A Shares, giving you the right to vote these shares at the annual meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your Horizon Class A Shares.

Q:    How can I attend the annual meeting?

A: You are entitled to attend the annual meeting only if you were a Horizon stockholder or joint holder as of the close of business on the Record Date or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the annual meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you - - should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

      The annual meeting will begin promptly at 3:00 P.M. (E.D.T. on May 19, 2004).

Q:    How can I vote my Horizon Class A Shares in person at the annual meeting?

A: Horizon Class A Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Horizon Class A Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the annual meeting.

Q: How can I vote my Horizon Class A Shares without attending the annual meeting?

A: Whether you hold Horizon Class A Shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold Horizon Class A Shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for Horizon Class A Shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

      Stockholders of record of Horizon Class A Shares may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold Horizon Class A Shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:    Can I change the vote of my Horizon Class A Shares?

A: You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Horizon's Corporate Secretary prior to your Horizon Class A Shares being voted, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For Horizon Class A Shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

Q:    Is the vote of my Horizon Class A Shares confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Horizon Telcom or to third parties, except: (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to Horizon management.

Q: How many Horizon Class A Shares must be present or represented to conduct business at the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is that the holders of a majority of Horizon Class A Shares entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:    How are votes of Horizon Class A Shares counted?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. You may also elect to cumulate your votes for the election of directors if the procedure described below under "Is cumulative voting permitted for the election of directors?" is timely followed. If you sign your proxy card or voting instruction card with no further instructions, your Horizon Class A Shares will be voted in accordance with the recommendations of the Board.

Q: What is the voting requirement to approve the election of directors proposal?

A: In the election of directors, the ten (10) persons receiving the highest number of "FOR" votes at the annual meeting will be elected. If you hold Horizon Class A Shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. With respect to the election of directors, broker non-votes, as well as abstentions and votes "WITHHELD" will be disregarded and have no effect on the outcome of the vote.

Q:    Is cumulative voting permitted for the election of directors?

A: Holders of Horizon Class A Shares are entitled to vote their shares cumulatively in the election of directors, so long as the following procedure is followed. At least one holder of Horizon Class A Shares must demand cumulative voting by providing written notice in the following manner:

      o The notice must state that the holder desires the voting at the election of directors to be cumulative.

      o The notice must be addressed to either the President, a Vice President or the Corporate Secretary of Horizon, at the address of Horizon's principal executive offices.

      o The notice must be mailed no later than 3:00 P.M. (E.D.T.) on May 17, 2004 (at least 48 hours before the time of the annual meeting).

      The demand must be announced at the commencement of the annual meeting by the Chairman, the Corporate Secretary, the stockholder who gave the notice, or someone on behalf of the stockholder who gave the notice. If there is no such notice and demand, votes may not be cumulated.

      If voting in the election of directors is cumulative, you will be permitted to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of Horizon Class A Shares you hold. For example, if you own 100 Horizon Class

      A Shares, and there are ten (10) directors to be elected at the annual meeting, you could allocate 1,000 "FOR" votes (ten (10) times 100) among as few or as many of the ten (10) nominees to be voted on at the annual meeting as you choose.

      If you choose to cumulate your votes, you will need to submit a proxy card or a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting. If you hold Horizon Class A Shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee. If you sign your proxy card or voting instruction card with no further instructions, Jack E. Thompson and Thomas McKell, as proxyholders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you instruct that your votes be withheld.

      Cumulative voting applies only to the election of directors. For all other matters, each Horizon Class A Share outstanding as of the close of business on the Record Date is entitled to one (1) vote.

Q:    What happens if additional matters are presented at the annual meeting?

A: Other than the item of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. There are no rights of appraisal or similar dissenter's rights with respect to such item of business. If you grant a proxy, the persons named as proxyholders, Jack E. Thompson and Thomas McKell, will have the discretion to vote the Horizon Class A Shares entitled to vote at the annual meeting on any additional matters properly presented for a vote at the annual meeting. With respect to each additional matter properly presented for a vote at the annual meeting, the affirmative vote of the holders of a majority of the Horizon Class A Shares represented in person or by proxy and entitled to vote on the matter will be required for approval. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:    Who will serve as inspector of elections?

A: The inspector of elections will be a representative of KPMG LLP. The inspector of elections will count all votes and ballots cast by proxy or in person at the annual meeting. In connection therewith, the inspector of elections will ascertain the number of Horizon Class A Shares outstanding and the voting power of each such share; determine the number of Horizon Class A Shares represented at the annual meeting; determine the validity of proxies and ballots; and perform certain other administrative duties.

Q: What should I do if I receive more than one set of annual meeting materials?

A: You may receive more than one set of annual meeting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your Horizon Class A Shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:    How may I obtain a separate set of annual meeting materials?

A: If you share an address with another stockholder, you may receive only one set of annual meeting materials (including our annual report to stockholders, 2003 Form 10-K and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of annual meeting materials now or in the future, you may write or call us to request a separate copy of these materials from:

      Horizon Telecom, Inc.
      68 East Main Street
      Chillicothe, Ohio 45601-0480
      Attn: Ms. Betty Uhrig
      Tel. No.: (740) 772-8200

      Similarly, if you share an address with another stockholder and have received multiple copies of our annual meeting materials, you may contact us at the above address to request delivery of a single copy of these materials.

Q:    Who will bear the cost of soliciting votes for the annual meeting?

A: Horizon is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these annual meeting materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding annual meeting materials to our stockholders.

Q:    Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2004.

Q: What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:    You  may   submit   proposals,   including   director   nominations,   for
      consideration at future stockholders meetings.

      Stockholder Proposals: For a stockholder proposal to be considered for inclusion in Horizon's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of Horizon at our principal executive offices no later than December 23, 2004 (i.e., 120 days before the anniversary date of the mailing of this proxy statement). Notwithstanding the foregoing, if the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in Horizon's proxy statement is instead a reasonable time before Horizon begins to print and mail its annual meeting materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

      Corporate Secretary
      Horizon Telecom, Inc.
      68 East Main Street
      Chillicothe, Ohio 45601-0480

      For a stockholder proposal that is not intended to be included in Horizon's proxy statement for the annual meeting next year, Jack E. Thompson and Thomas McKell, as proxyholders, shall have discretionary voting authority with regard to any stockholder proposal brought before the annual meeting next year, unless Horizon receives notice of such proposal by March 7, 2005 (i.e., 45 days before the anniversary date of the mailing of this proxy statement). Notwithstanding the foregoing, if the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for receipt of such notice is instead a reasonable time before Horizon begins to print and mail its annual meeting materials.

      Nomination of Director Candidates: You may propose director candidates for consideration by the Board. Any such recommendation must be (i) made in accordance with the procedures described in this proxy statement under "Election of Directors - Board Committees - Nominating Committee" and (ii) be received by the Corporate Secretary of Horizon at the address of our principal executive offices within the time period described above under "Stockholder Proposals" applicable to proposals intended to be included in Horizon's proxy statement.

Q: How may I communicate with the Board or any individual director on the Board?

A: You may communicate with the Board or any individual director in the manner provided in this proxy statement under "Election of Directors - Stockholder Communications with the Board."

                              ELECTION OF DIRECTORS

      There are ten nominees for election to the Board this year. All of the nominees have served as directors since the last annual meeting. Each director is elected annually to serve until his or her successor is elected.

      If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your Horizon Class A Shares will be voted for the ten persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card.

      If cumulative voting in the election of directors is permitted, you may cumulate your votes in favor of one or more directors. If you wish to cumulate your votes, you will need to indicate explicitly your intent to cumulate your votes among the ten persons who will be voted upon at the annual meeting. See "Questions and Answers About the Proxy Materials and the Annual Meeting - Is cumulative voting permitted for the election of directors?" for further information regarding whether cumulative voting is permitted and, if permitted, how to cumulate your votes. Jack E. Thompson and Thomas McKell, as proxyholders, reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that a stockholder's votes will not be cast for a nominee as to which such stockholder instructs that such votes be withheld.

      The Board expects that all of the nominees will be available to serve as directors. In the event that any nominee should become unavailable, however, the proxyholders, Jack E. Thompson and Thomas McKell, will vote for a nominee or nominees designated by the Board.

      The ten persons receiving the highest number of "FOR" votes represented by Horizon Class A Shares present in person or represented by proxy and entitled to be voted at the annual meeting will be elected. Votes may not be cast for a greater number of director nominees than ten.

      THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES LISTED BELOW.

      The name, age and business experience of each nominee, and the period during which such person has served as a director are set forth below:

                                 Service as
Name of Nominee            Age    Director    Position
---------------            ---    --------    --------
Robert McKell              80    Since 1996   Chairman of the Board, Director
Thomas McKell              68    Since 1996   President, Director, President of
                                                Chillicothe Telephone
Jack E. Thompson           70    Since 1996   Secretary, Director

John E. Herrnstein(1)(2)   66    Since 1996   Director
David McKell               76    Since 1996   Director
Joseph S. McKell           78    Since 1996   Director
Donald L. McNeal(2)        66    Since 2002   Director
Helen M. Sproat            71    Since 1996   Director
Jerry B. Whited(1)         54    Since 2001   Director
Joel Gerber(1)(2)          50    Since 2003   Director

----------
(1)   Member of the Audit Committee.
(2)   Member of the Compensation Committee.

      Robert McKell has served as Chairman of the Board and a director of Horizon since its inception in 1996, Chairman of The Chillicothe Telephone Company ("Chillicothe Telephone") from 1988 to1996, and President of Chillicothe Telephone 1962-1988. He received a Bachelor of Science degree in Electrical Engineering from the University of Colorado, served as a second lieutenant in the Army Signal Corps during World War II, and has 57 years of telecommunications experience.

      Thomas McKell has served as President and a director of Horizon since its inception in 1996 and of Chillicothe Telephone from 1988 to1996. He was Vice President of Chillicothe Telephone from 1962 to1988. He received a Bachelor of Science degree in Electrical Engineering from the University of Colorado and has 48 years of telecommunications experience. Tom is a member of the Advisory Board of the Huntington National Bank in Chillicothe, Ohio.

      Jack E. Thompson has been Secretary and a director of Horizon since its inception in 1996 and was its chief financial officer from 1996 until 2000. He was Treasurer of Chillicothe Telephone from 1975 to1996, Secretary since 1982, and a director since1982. Jack received a Bachelor of Science degree in Accounting from The Ohio State University and has 37 years of telecommunications experience.

      John E. Herrnstein has been a director of Horizon since its inception in 1996 and was a director of Chillicothe Telephone from 1981 to1996. He is
Chairman of the Compensation Committee. John has been a registered representative and financial consultant for 21 years and is currently working for McDonald Financial Group. He is a graduate of the University of Michigan.

      David McKell has been a director of Horizon since its inception in 1996 and was a director of Chillicothe Telephone from 1966 to1996. He received his Bachelor of Arts degree from Miami University and M.D. degree from the University of Cincinnati. Dr. McKell has retired after a career of practicing family medicine in Chillicothe, Ohio. He is a member of the Board of Directors of the Ross County Health District.

      Joseph S. McKell has been a director of Horizon since its inception in 1996 and was a director of Chillicothe Telephone from 1983 to 1996. Dr. McKell, a physician, has practiced medicine in Chillicothe, Ohio for more than forty years. He was awarded a Purple Heart during his service in the Army of the United States during World War II. He received his Bachelor of Science degree and M.D. degree from the University of Colorado.

      Donald L. McNeal was appointed a director of Horizon in November 2002. Don joined The Mead Corporation in 1962 and retired in 1992 as Vice President of Mead's Human Resources School and Office Products Division after working his entire business career in Mead's Human Resources Department. After graduating from The Ohio State University in 1959 with a Bachelors Degree in Industrial Management, he served as a captain in the United States Air Force.

      Helen M. Sproat has been a director of Horizon since its inception in 1996 and was a director of Chillicothe Telephone since 1988. She has been the owner and manager of Hidden Hill Gallery in Springboro, Ohio, since 1970. She has been a United States equestrian judge for about 30 years. Helen is Secretary and a trustee of the Springboro Area Historical Society and director of their Underground Railroad tours and educational programs. She attended the University of Colorado.

      Jerry B. Whited has been a director of Horizon since November 2001 and is Chairman of the Audit Committee. Jerry is a partner in the CPA firm of Whited, Seigneur, Sams and Rahe. He is a member of the board of directors of the Citizens National Bank and serves on various boards and committees of local non-profit organizations. Jerry is a graduate of Bowling Green State University.

      Joel Gerber was appointed a director of Horizon in May 2003. He is Agency Principal/President of Gerber Insurance and Financial Services and a partner in Timberidge Heights, a real estate development company. He serves on the advisory board of the Huntington National Bank in Chillicothe, Ohio. Joel attended Ohio University and The American College after serving in the United States Navy. He was recognized as the 2000 "Citizen of the Year" by the Chillicothe, Ohio Jaycees.

      Robert McKell, Thomas McKell, David McKell and Joseph McKell are brothers. Helen M. Sproat is their sister. Phoebe McKell (the President of Horizon Services, Inc. and of Horizon Technology, Inc.) is the daughter of Robert McKell. William McKell (the President and Chief Executive Officer of Horizon PCS, Inc.) is the son of Thomas McKell.

      Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders, the Board and any committees of the Board of which he or she is a member. All of the directors attended Horizon's annual meeting of stockholders in 2003.

      Information concerning Horizon's executive officers is incorporated herein by reference from Item 10 of Horizon's Annual Report on Form 10-K for the year ended December 31, 2003, a copy of which is enclosed.

                           INFORMATION ABOUT THE BOARD

      Meetings of the Board of Directors. During 2003, there were four meetings of the Board. Each director attended more than 75% of all meetings of the Board and any committees on which that director served.

      Director Compensation. Directors who are not otherwise employed by Horizon or its subsidiaries receive $2,450 per quarter as director compensation. Robert McKell, Thomas McKell, and Jack Thompson receive $50 per quarter. In addition, the chairmen of the Audit Committee and the Compensation Committee each receive an additional $1,500 per quarter and each member of these committees receives an additional $1,000.

      Board Committees

      Audit  Committee.  Horizon  currently  has an  Audit  Committee  which  is responsible for recommending to the Board the engagement of Horizon's independent public accountants and reviewing with the independent auditors the scope and results of the audits, Horizon's internal accounting controls, audit practices and the professional services furnished by the independent auditors. The Audit Committee, initially organized in November 2001, is currently comprised of three members, Messrs. Whited, Herrnstein and Gerber. The Audit Committee met seven times in 2003.

      Compensation Committee. Horizon also has a Compensation Committee, which is responsible for reviewing and approving all compensation arrangements for its officers, as well as administering the stock option plan. The Compensation Committee is currently comprised of three members, Messrs. Herrnstein, Gerber and McNeal. The Compensation Committee met three times in 2003.

      Nominating Committee. Horizon does not have a nominating committee. Instead, the entire Board performs the functions of a nominating committee at regularly scheduled and special meetings of the Board. The Board believes that participation by all of its members in the nomination process helps to better ensure that an accurate evaluation will be made of the ability of the prospective nominee to act in the best interests of Horizon and its stockholders.

      The Board does not have a nominating charter.

      The Board considers candidates for Board membership suggested by its members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board must notify Horizon's Corporate Secretary in writing within the time period described in this proxy statement under "Questions and Answers About the Proxy Materials and the Annual Meeting - What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?" Such notification must be accompanied by the following supporting material:

      o A statement that the writer is a stockholder and is proposing a nominee for consideration by the Board;

      o     The name of and contact information for the nominee;

      o A statement from the nominee acknowledging that he or she will owe a fiduciary duty to Horizon and its stockholders if elected as a director;

      o     A statement of the nominee's business and educational experience;

      o Information regarding each of the factors listed below in sufficient detail to enable the Board to evaluate the nominee;

      o A statement detailing any relationship between the nominee and any customer, supplier or competitor of Horizon;

      o Detailed information about any relationship or understanding between the proposing stockholder and the nominee;

      o Such other information regarding the nominee as would be required to be included in a proxy statement prepared in accordance with
            Schedule 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

      o A statement that the nominee is willing to be considered and willing to serve as a director if nominated and elected.

      Once the Board has identified a prospective nominee, the Board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the Board's own knowledge of the prospective candidate, which may be supplemental by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Board determines that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Board. The Board then evaluates the ability of the prospective nominee to act in the best interests of Horizon and its stockholders. The specific standards and qualifications considered by the Board include, but are not limited to, the following:

      o the prospective nominee's standards of integrity, commitment and independence of thought and judgment;

      o the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties;

      o the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and

      o the extent to which the prospective nominee helps the Board reflect the diversity of the Company's shareholders, employees, customers and communities.

            The Board also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee and/or Compensation Committee expertise and the evaluations of other prospective nominees.

      Stockholder Communications with the Board

      A stockholder of Horizon who wants to communicate with the Board or with any individual director can write to the Corporate Secretary of Horizon, at 68 East Main Street, Chillicothe, Ohio, 45601, Attention: Board Administration. The letter should indicate that the author is a stockholder of Horizon and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the director or directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example where it is a request for information about Horizon or it is a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

                          REPORT OF THE AUDIT COMMITTEE

      The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission") or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

      The Board generally maintains an Audit Committee comprised of three of the Company's outside directors. The Board and the Audit Committee believe that the Audit Committee's current members are all "independent directors" as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board has approved a written Charter of the Audit Committee, a copy of which was attached as Appendix A to Horizon's proxy statement for its 2002 annual meeting.

      The Audit Committee oversees Horizon's financial process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent public accountants are responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, in March 2004, the Audit Committee reviewed and discussed the audited financial statements in Horizon's Annual Report on Form 10-K for the year ended December 31, 2003 with management and the independent auditors, including without limitation, a discussion with the independent public accountants of the matters required to be discussed with the Audit Committee by SAS 61 (Codification of Statements on Auditing Standard AU
380), SAS 99 (Consideration of Fraud in Financial Statement Audit) and Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a. In addition, the Audit Committee has discussed with the independent public accountants, the auditors' independence from management and Horizon, including the matters in the written disclosures and the letter from the independent public accountants required by the Independence Standards Board Standard No. 1.

      Although Mr. Whited is a certified public accountant, the other members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Furthermore, Mr. Whited is not engaged as the Company's independent public accountant. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of Horizon's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Horizon's auditors are in fact "independent."

      In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Horizon's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Commission.

      The undersigned members of the Audit Committee have submitted this Report of the Audit Committee to the Board.

                                           Jerry B. Whited, Chairman
                                           John E. Herrnstein
                                           Joel Gerber

                       PRINCIPAL AUDITOR FEES AND SERVICES

      The following table presents fees for professional audit services rendered by KPMG LLP and others for the audit of the Company's annual financial statements for the years ended December 31, 2002 and 2003, and fees billed for other services rendered by KPMG LLP and others during those periods.

                                                    2002            2003
      --------------------------------------------------------------------
      Audit fees:(1)                             $  626,000       $223,991
      --------------------------------------------------------------------
      Audit-related fees:(2)                         39,000         74,585
      --------------------------------------------------------------------
      Tax fees:(3)                                  485,000        381,748
      --------------------------------------------------------------------
      All other fees:(4)                            113,000          -0-
      --------------------------------------------------------------------
      Total                                      $1,263,000       $680,324

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits. The audit fees for 2002 include those attributable to Horizon PCS, Inc., a subsidiary of the Company, for such year. The audit fees for 2003 include those attributable to Horizon PCS, Inc. through August 14, 2003 only.

(2) Audit-related fees consisted principally of audits of employee benefit plans and special procedures related to regulatory filings in 2002. 2003 consists principally of corporate recovery consulting services.

(3) Tax fees consist principally of fees for tax consultation and tax compliance services.

(4) Other fees consisted principally of advisory and other consultant services (primarily cost reduction studies).

      The Audit Committee considered whether the payments made to Horizon's independent public accountants for non-audit services for 2003 are compatible with maintaining such auditors' independence, and concluded they are compatible.

      Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

      Consistent with Commission policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

      Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

      1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

      2. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

      3. Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

      4. Other Fees are those associated with services not captured in the other categories. The Company generally doesn't request such services from the independent auditor.

      Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

      The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                             REPORT OF THE BOARD AND
                             COMPENSATION COMMITTEE

      The following Report of the Board and Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C of the Commission or to the liabilities of
Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

      Horizon's compensation program is designed to balance Horizon's short term and long term financial objectives, build stockholder value, retain management and reward individual and company performance.

      The Board historically took a long-term view toward overall compensation levels, consistent with the long-term commitment of most of its personnel, and compensated its key management personnel with annual cash salaries plus bonuses. Factors taken into consideration in setting salary and bonus levels included experience, performance, responsibility and qualifications. All of these factors were considered subjectively, with no particular emphasis or weight given to any one factor.

      As Horizon is closely held, stock-based compensation has not been traditionally used. However, in 1999, Horizon established the 1999 Stock Option Plan, which permits the granting of both incentive stock options and nonqualified stock options for Horizon Class B common stock to employees. The maximum number of shares of Horizon Class B common stock issuable under such plan is 10,000. In 1999, Horizon granted options to purchase 950 shares of Horizon Class B common stock at an exercise price of $60 per share. No options were granted in 2000, 2001, 2002 or 2003 by Horizon.

      The Compensation Committee, formed in November 2001, considers and establishes compensation policies, specifically setting salary, annual incentive levels and long-term incentive levels for the Chairman of the Board, President and the Secretary. The Compensation Committee follows substantially the same philosophy as the Board in determining compensation.

      During 2003 the Compensation Committee reviewed and approved the compensation of Robert McKell, Thomas McKell and Jack Thompson, the Chairman of the Board, the President and the Secretary of Horizon, respectively. Robert McKell and Thomas McKell, with their families, already hold significant amounts of stock in Horizon. The Compensation Committee therefore believes they do not need additional stock-based incentives to maximize shareholder value. However, in recognition of his contributions to the Company, Jack Thompson was granted options to purchase 150 shares of Horizon Class B common stock in 1999, under the 1999 Stock Option Plan.

      Compensation of the Chief Executive Officer

      The annual base salary of the Chief Executive Officer of Horizon Telcom is determined by the Compensation Committee in recognition of his leadership role in formulating and executing strategies for responding to the challenges of our industry, and their assessment of his past performance and expectations for his future contributions in leading the Company. The 2003 base salary was not set in response to attainment of any specific goal by the Company, although the Compensation Committee took into consideration his individual contributions to the Company's performance.

      Compliance with Code Section 162(m)

      The maximum amount which an employer may claim as a compensation deduction with respect to certain employees in a given fiscal year, pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), is $1.0 million, unless an exemption for performance-based compensation is met. The Compensation Committee believes it is unlikely that any executive officer of Horizon will, in the near future, receive in excess of $1.0 million in aggregate compensation.

      The undersigned members of the Board and the Compensation Committee have submitted this Report of the Board and the Compensation Committee.

         Board of Directors                         Compensation Committee
         ------------------                         ----------------------

Robert McKell         Helen Sproat               John E. Herrnstein, Chairman
Thomas McKell         John E. Herrnstein         Donald L. McNeal
Jack E. Thompson      Jerry B. Whited            Joel Gerber
Joseph S. McKell      Donald L. McNeal
David McKell          Joel Gerber

              EXECUTIVE COMPENSATION AND RELATED PARTY TRANSACTIONS

      Information regarding executive compensation and related party transactions is incorporated herein by reference to Items 11 and 13 of Horizon's Annual Report on Form 10-K for the year ended December 31, 2003, a copy of which is enclosed.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires Horizon's executive officers and directors and persons who beneficially own more than 10% of any class of Horizon's stock to file initial reports of ownership and reports of changes in ownership with the Commission. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish Horizon with copies of all reports filed under Section 16(a).

      Based  solely on its review of copies of forms  received by it pursuant to
Section 16(a) of the Exchange Act, or written representations from certain reporting persons, Horizon believes that during 2003, its executive officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

                 OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS
                         AND CERTAIN EXECUTIVE OFFICERS

      Information regarding ownership of Horizon's common stock by principal stockholders, directors and certain executive officers is incorporated herein by reference to Item 12 of Horizon's Annual Report on Form 10-K for the year ended December 31, 2003, a copy of which is enclosed.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      On June 21, 2002, Horizon Telcom, Inc. dismissed Arthur Andersen LLP ("Andersen") as its principal accountant and engaged KPMG LLP as its principal accountant. The decision to change principal accountants was approved by the Audit Committee. During the period beginning on January 1, 2002 and ending on June 21, 2002 (the "Andersen Period"), the Company engaged KPMG LLP to perform limited tax and other consulting services, but did not consult with KPMG LLP on any accounting or auditing related matters or any other matters that are reportable under Item 304(a)(2) of Regulation S-K.

      Andersen's reports on the consolidated financial statements of the Company for the Andersen Period did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Andersen Period, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in connection with its reports on Horizon's consolidated financial statements for such period, nor were there any reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

      Approval or selection of Horizon's independent certified public accountants is not submitted for a vote at Horizon's annual meetings. The Board or the Audit Committee has historically selected the independent certified public accountants, and the Audit Committee believes that it would be to the detriment of Horizon and its stockholders for there to be any impediment, such as selection or ratification by the stockholders, to the Audit Committee's exercise of its judgment to remove Horizon's independent certified public accountants if, in its opinion, such removal is in the best interest of Horizon and its stockholders.

      Horizon expects that a representative from the accounting firm of KPMG LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as he or she may desire.

                       DOCUMENTS INCORPORATED BY REFERENCE

      Information contained in Items 10, 11 and 13 of Horizon's Annual Report on Form 10-K for the year ended December 31, 2003, a copy of which is enclosed, has been incorporated by reference in certain sections of this proxy statement.

      The vote of the holders of Horizon Class A Shares is very important. If you are a holder of Horizon Class A Shares, Horizon encourages you to submit your proxy as soon as possible, regardless of whether you plan to attend the annual meeting. For specific instructions on how to vote Horizon Class A Shares, please refer to the section entitled "Questions and Answers" contained herein and the instructions on the enclosed proxy.

                                           By Order of the Board of Directors

                                           /s/ JACK E. THOMPSON

                                           JACK E. THOMPSON
                                           Secretary
Dated: April 21, 2004

                              HORIZON TELCOM, INC.
                          PROXY - CLASS A COMMON STOCK
                           ANNUAL MEETING MAY 19, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Jack E. Thompson and Thomas McKell, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all the shares of Class A common stock of Horizon Telcom, Inc. ("Horizon") held of record by the undersigned on May 18, 2004 at the Annual Meeting of Stockholders to be held on May 19, 2004 or any adjournment thereof (the "Meeting").

THE PROXIES SHALL VOTE AS SPECIFIED BY THE STOCKHOLDER, OR IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED HEREIN AND IN ACCORDANCE WITH ITEM 2. IF VOTING FOR DIRECTORSHIPS IS CUMULATIVE AND THE UNDERSIGNED HAS NOT INDICATED OTHERWISE, THEN THE PROXIES WILL HAVE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND, IN THEIR SOLE DISCRETION, TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES.

1.  Election of Directors

    |_| FOR all of the      |_| FOR the nominees       |_| WITHHOLD AUTHORITY
        nominees listed         listed below except        to vote for all
        below                   as marked to the           nominees listed
                                contrary                   below

    (Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, strike a line through that nominee's name in the list below)

    DIRECTOR     John E. Herrnstein  Joel Gerber  David McKell  Joseph S. McKell
    NOMINEES:    Robert McKell  Thomas McKell  Donald L. McNeal  Helen M. Sproat
                 Jack E. Thompson  Jerry B. Whited

2. In the discretion of the proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.

Dated _________________________, 2004   ________________________________________

                                        ________________________________________
                                                      Signature(s)

                                        (Stockholders  should  sign  exactly  as
                                        name appears on stock certificate. Where
                                        there  is  more  than  one  owner,  each
                                        should sign. Executors,  Administrators,
                                        Trustees   and   others   signing  in  a
                                        representative    capacity   should   so
                                        indicate.)

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